                             LETTER OF TRANSMITTAL
                       To Tender Shares of Common Stock
                                      of
                       THE PEP BOYS -- MANNY, MOE & JACK

          Pursuant to the Offer to Purchase Dated December 23, 1998

--------------------------------------------------------------------------------
  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JANUARY 22, 1999, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                       The Depositary for the Offer is:


                   American Stock Transfer and Trust Company

              By Mail:                                        By Hand:
           40 Wall Street                                  40 Wall Street
       New York, New York 10005                              46th Floor
                                                      New York, New York 10005

                            By Overnight Delivery:
                                40 Wall Street
                                  46th Floor
                           New York, New York 10005

   By Facsimile Transmission:         Confirm Receipt of Facsimile by Telephone:
for Eligible Institutions only)                    (718) 921-8200
       (718) 234-5001

   PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING
            INSTRUCTIONS, CAREFULLY BEFORE CHECKING ANY BOX BELOW.


----------------------------------------------------------------------------------------------
                                DESCRIPTION OF SHARES TENDERED
                                  (See Instructions 3 and 4)
----------------------------------------------------------------------------------------------
 NAMES(S) AND ADDRESSES OF REGISTERED HOLDER(S)
  (Please fill in exactly as name(s) appear(s)                  SHARES TENDERED
            on Share certificate(s)              (Attach Additional Signed List, if Necessary)
----------------------------------------------------------------------------------------------
                                                                  Total Number
                                                                    of Shares
                                                     Share         Represented      Number of
                                                  Certificate       by Share         Shares
                                                   Numbers(1)    Certificate(s)    Tendered(2)
                                                 ---------------------------------------------

                                                 ---------------------------------------------

                                                 ---------------------------------------------

                                                 ---------------------------------------------

                                                 ---------------------------------------------

                                                 ---------------------------------------------

                                                 ---------------------------------------------
                                                 Total Shares
                                                 ---------------------------------------------

--------------------------------------------------------------------------------
 Indicate in this box the order (by certificate number) in which Shares are to be purchased in the event of pro ration.(3) (Attach additional signed list if necessary.)

     See Instruction 15.
     1st:            2nd:            3rd:            4th:            5th:

--------------------------------------------------------------------------------
  / / Check here if any of the Share certificates that you own have been lost, stolen or destroyed. See Instruction 16. Number of Shares represented by lost, stolen or destroyed Share certificates: __________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  (1) Need not be completed by shareholders tendering Shares by book-entry transfer.

  (2) Unless otherwise indicated, it will be assumed that all Shares represented by each Share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

  (3) If you do not designate an order, then in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary. See Instruction 15.
--------------------------------------------------------------------------------

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE ACCOMPANYING INSTRUCTIONS SET
                FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY OR THE DEALER MANAGER WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     This Letter of Transmittal is to be used only if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in
Section 3 of the Offer to Purchase (as defined below).


     Shareholders whose Share certificates are not immediately available, who cannot deliver certificates and any other documents required to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer prior to the Expiration Date, must tender their Shares using the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. See Instruction 2.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

  / / CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.
--------------------------------------------------------------------------------
  / / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
      TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
      Name of Tendering Institution:___________________________________
      Account No.______________________________________________________
      Transaction Code No._____________________________________________

  / / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
      OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
      FOLLOWING:
      Name(s) of Registered Holder(s)__________________________________
      Date of Execution of Notice of Guaranteed Delivery_______________
      Name of Institution that Guaranteed Delivery_____________________

      If delivery is by book-entry transfer:
      Name of Tendering Institution:___________________________________
      Account No.______________________________________________________
      Transaction Code No._____________________________________________
--------------------------------------------------------------------------------

Ladies and Gentlemen:


     The undersigned hereby tenders to The Pep Boys -- Manny, Moe & Jack, a Pennsylvania corporation (the "Company"), the above-described shares of its common stock, par value $1.00 per share ("Common Stock") (shares of Common Stock, together with associated common stock purchase rights issued pursuant to the Rights Agreement, dated as of December 5, 1997, between the Company and First Union National Bank, as Rights Agent, are referred to herein as "Shares"), at the price per Share indicated in this Letter of Transmittal, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 23, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer").

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of such Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of the Company and hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

   (i) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below) with respect to such Shares;

  (ii) present certificates for such Shares for cancellation and transfer on the books of the Company; and

 (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     The undersigned represents and warrants to the Company that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions of this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, as well as the undersigned's representation and warranty to the Company that: (i) the undersigned has a net long position in the Shares or equivalent securities being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (ii) the tender of such Shares complies with Rule 14e-4 of the Exchange Act. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing Shares tendered hereby. The certificate numbers, the number of Shares represented by such certificates, the number of Shares that the undersigned wishes to tender and the purchase price at which such Shares are being tendered should be indicated in the appropriate boxes on this Letter of Transmittal.

     The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine the lowest single per Share price (not greater than $16.00 nor less than $13.50 per Share), net to the seller in cash, without interest thereon (the "Purchase Price"), that will allow it to purchase 10,000,000 Shares (or such lesser number of Shares as are validly tendered and not withdrawn) pursuant to the Offer. The undersigned understands that the Company will pay the Purchase Price for all Shares validly tendered at prices at or below the Purchase Price and not withdrawn, upon the terms and subject to the conditions of the Offer, including the financing condition described in Section 2 of the Offer to Purchase and the proration and conditional tender provisions. Certificates representing Shares tendered at prices greater than the Purchase Price and not withdrawn and Shares not purchased because of proration or conditional tender will be returned at the Company's expense. See Section 1 of the Offer to Purchase.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the Purchase Price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the Purchase Price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail such check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

     The undersigned understands that acceptance of Shares by the Company for payment will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED.
                              (See Instruction 5)

        IF SHARES ARE BEING TENDERED AT MORE THAN ONE PRICE, A SEPARATE
         LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED MUST BE USED.

--------------------------------------------------------------------------------
            CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF
               NO BOX IS CHECKED (EXCEPT AS PROVIDED IN THE ODD LOTS
         BOX AND INSTRUCTIONS BELOW), THERE IS NO VALID TENDER OF SHARES.
--------------------------------------------------------------------------------



/ / $13.500     / / $14.250     / / $15.000     / / $15.625
/ / $13.625     / / $14.375     / / $15.125     / / $15.750
/ / $13.750     / / $14.500     / / $15.250     / / $15.875
/ / $13.875     / / $14.625     / / $15.375     / / $16.000
/ / $14.000     / / $14.750     / / $15.500
/ / $14.125     / / $14.875


--------------------------------------------------------------------------------
                                   ODD LOTS
                              (See Instruction 9)

  This section is to be completed ONLY if Shares are being tendered by or on behalf of a person who owns beneficially as of the close of business on December 22, 1998, and who continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares.

  The undersigned either (check one box):

  / / owned beneficially as of the close of business on December 22, 1998, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares, all of which are being tendered, or

  / / is a broker, dealer, commercial bank, trust company or other nominee that
      (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially as of the close of business on December 22, 1998, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and is tendering all of such Shares.

      If you do not wish to specify a purchase price, check the following box, in which case you will be deemed to have tendered at the Purchase Price determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share in the box entitled "Price (In Dollars) Per Share At Which Shares are Being Tendered" in this Letter of Transmittal). / /

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              CONDITIONAL TENDERS
                             (See Instruction 10)
  / / Check here if tender of Shares is conditional on the Company purchasing all or a minimum number of the tendered Shares and complete the following:


      Minimum Number of Shares to be Sold:______________________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 6, 7 and 8)

    To be completed ONLY if the check for the aggregate Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

                  Issue / / check and/or / / certificate(s) to:

Name:___________________________________________________________________________
(Please Print

Address:________________________________________________________________________

________________________________________________________________________________
(Include Zip Code)


                         Book-Entry Facility Account No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 6 and 8)

    To be completed ONLY if the check for the Purchase Price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than undersigned or to the undersigned at an address other than that shown below the under signed's signature(s).

                  Issue / / check and/or / / certificate(s) to:

Name:___________________________________________________________________________
(Please Print

Address:________________________________________________________________________

________________________________________________________________________________
(Include Zip Code)

________________________________________________________________________________
                   (Tax Identification or Social Security No.)
                         Book-Entry Facility Account No.

--------------------------------------------------------------------------------

             DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN SHARES
                             (See Instruction 17)

    To be completed ONLY if Shares held in The Pep Boys -- Manny, Moe & Jack Dividend Reinvestment and Stock Purchase Plan are to be tendered.

  / / By checking this box, the undersigned represents that the undersigned is a participant in The Pep Boys -- Manny, Moe & Jack Dividend Reinvestment and Stock Purchase Plan and hereby instructs the Depositary to tender on behalf of the undersigned the following number of Shares (including fractional Shares, if any) credited to The Pep Boys -- Manny, Moe & Jack Dividend Reinvestment and Stock Purchase Plan account of the undersigned at the Purchase Price per Share indicated above under the item PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED:

                          ___________________Shares(1)

     (1) The undersigned understands and agrees that all Shares held in The Pep Boys -- Manny, Moe & Jack Dividend Reinvestment and Stock Purchase Plan account(s) of the undersigned will be tendered if the above box is checked and the above space is left blank.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                      (to be completed by all shareholders)

Signature(s) of Owner(s)

Dated: _________________________,199__

Name(s)______________________________________________________________________
(Please Print)

Capacity (Full
(Title)______________________________________________________________________

Address______________________________________________________________________

_____________________________________________________________________________
(Include Zip Code)

Area Code and Telephone No.

_____________________________________________________________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 6)

Firm Name:___________________________________________________________________
(Please Print)


Authorized Signature:________________________________________________________

Title:_______________________________________________________________________

Address:_____________________________________________________________________

_____________________________________________________________________________
(Include Zip Code)

Area Code and Telephone Number:______________________________________________


Dated:______________________, 199___
--------------------------------------------------------------------------------

                                 INSTRUCTIONS
             Forming Part of the Terms and Conditions of the Offer

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a recognized member of an Eligible Institution (as defined below), unless: (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal; or (ii) such Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each such entity, an "Eligible Institution"). See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used either if Share certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), or an Agent's Message (as defined below), and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming part of a confirmation of a book-entry transfer which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against the participant.

     Shareholders whose Share certificates are not immediately available, who cannot deliver their Shares and all other required documents to the Depositary or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the Expiration Date; and (iii) the certificates for all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), or an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The method of delivery of all documents, including Share certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     The Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Shares, except as expressly provided in the Offer to Purchase. By executing this Letter of Transmittal (or facsimile thereof), the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be validly tendered, the shareholder must check the box indicating the price per Share at which such shareholder is tendering Shares under "Price (In Dollars) Per Share At Which Shares Are Being Tendered" in this Letter of Transmittal, except that Odd Lot Owners (as defined in Section 1 of the Offer to Purchase) may check the box above in the section entitled "Odd Lots" indicating that such shareholder is tendering all Shares at the Purchase Price determined by the Company. Only one box may be checked. If more than one box is checked or (other than as described above for Odd Lot Owners) if no box is checked, there is not valid tender of shares. A shareholder wishing to tender portions of such shareholder's Share holdings at different prices must complete a separate Letter of Transmittal for each price at which such shareholder wishes to tender each such portion of such shareholder's Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     7. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing Shares tendered hereby.

     8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Purchase Price of any Shares tendered hereby is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered", then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such shareholder at the Book-Entry Transfer Facility from which such transfer was made.

     9. ODD LOTS. As described in Section 1 of the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not properly withdrawn prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any shareholder who owned beneficially, as of the close of business on December 22, 1998, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who validly tendered all such Shares at or below the Purchase Price (including by not designating a purchase price as described above). Partial tenders of Shares will not qualify for this preference and this preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

     10. CONDITIONAL TENDERS. As described in Sections 1 and 6 of the Offer to Purchase, shareholders may condition their tender on all or a minimum number of their tendered Shares being purchased ("Conditional Tenders"). If the Company is to purchase less than all Shares tendered before the Expiration Date and not withdrawn, the Depositary will perform a preliminary proration, and any Shares tendered at or below the Purchase Price pursuant to a Conditional Tender for which the condition was not satisfied shall be deemed withdrawn, subject to reinstatement if such Conditionally Tendered Shares are subsequently selected by random lot for purchase subject to Sections 1 and 6 of the Offer to Purchase. Conditional Tenders will be selected by lot only from shareholders who tender all of their Shares. All tendered Shares shall be deemed unconditionally tendered unless the "Conditional Tender" box is completed. The Conditional Tender alternative is made available so that a shareholder may assure that the purchase of Shares from the shareholder pursuant to the Offer will be treated as a sale of such Shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. Odd Lot Shares, which will not be subject to proration, cannot be conditionally tendered. It is the tendering shareholder's responsibility to calculate the minimum number of Shares that must be purchased from the shareholder in order for the shareholder to qualify for sale (rather than dividend) treatment, and each shareholder is urged to consult his or her own tax advisor.

     In the event of proration, any Shares tendered pursuant to a conditional tender for which the minimum requirements are not satisfied may not be accepted and thereby deemed withdrawn.

     11. SUBSTITUTE FORM W-9 AND FORM W-8. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a shareholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the shareholder or other payee provides such person's taxpayer identification number (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering shareholder must complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain shareholders (including, among others, all corporations and certain foreign shareholders) are not subject to these backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct taxpayer identification number in Part 1 of Substitute Form W-9, write "Exempt" in

Part 2 of such form, and sign and date the form. See the enclosed Guidelines for Certification of Taxpayer Identification Number or Substitute Form W-9 for additional instructions. In order for a foreign shareholder to qualify as an exempt recipient, a foreign shareholder must submit an Internal Revenue Service ("IRS") Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. Form W-8 may be obtained from the Depositary.

     12. WITHHOLDING ON FOREIGN SHAREHOLDERS. Even if a foreign shareholder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign shareholder or its agent unless (a) the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the conduct of a trade or business in the United States or (b) the foreign shareholder establishes to the satisfaction of the Company and the Depositary that the sale of Shares by such foreign shareholder pursuant to the Offer will qualify as a "sale or exchange," rather than as a distribution taxable as a dividend, for United States federal income tax purposes (see Section 14 of the Offer to Purchase). For this purpose, a foreign shareholder is any shareholder that is not: (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof; (iii) an estate, the income of which is subject to United States federal income taxation regardless of the source of such income; or (iv) a trust the administration of which a court within the United States is able to exercise primary supervision and all substantial decisions of which one or more United States persons have the authority to control. In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign shareholder must deliver to the Depositary a properly completed IRS Form 1001. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a foreign shareholder must deliver to the Depositary a properly completed IRS Form 4224. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that such reliance is not warranted. A foreign shareholder may be eligible to obtain a refund of all or a portion of any tax withheld if such shareholder meets the "complete redemption," "substantially disproportionate" or "not essentially equivalent to a dividend" test described in Section 14 of the Offer to Purchase or is otherwise able to establish that no tax or a reduced amount of tax is due. Each foreign shareholder is urged to consult its tax advisor regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedure.

     13. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to, or additional copies of the Offer to Purchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth at the end of this Letter of Transmittal. Such materials may alternatively be obtained from your broker, dealer, commercial bank or trust company.

     14. IRREGULARITIES. All questions as to the number of Shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders it determines not to be in proper form or the acceptance of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Shares or any particular shareholder. No tender of Shares will be deemed to be validly made until all defects or irregularities have been cured or waived. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

     15. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the United States federal income tax classification of any gain or loss on the Shares purchased. See Sections 1 and 14 of the Offer to Purchase.

     16. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. If any Share certificate(s) have been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the box provided in the box captioned "Description of Shares Tendered" and indicating the number of Shares so lost, destroyed or stolen. The shareholder will then be instructed by the Depositary as to the steps that must be taken in order to replace such Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedure for replacing lost, destroyed or stolen Share certificate(s) has been followed. To expedite replacement, call from outside New York toll free: (800)937-5449, or from inside New York: (718) 921-8200.

     17. THE PEP BOYS -- MANNY, MOE & JACK DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN. If a shareholder desires to tender Shares (including fractional Shares, if any) credited to the shareholder's account under The Pep
Boys -- Manny, Moe & Jack Dividend Reinvestment and Stock Purchase Plan, the box captioned "Dividend Reinvestment and Stock Purchase Plan Shares" should be completed. A participant in The Pep Boys -- Manny, Moe & Jack Dividend Reinvestment and Stock Purchase Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Shares (including fractional Shares, if any) credited to the shareholder's account under The Pep Boys -- Manny, Moe & Jack Dividend Reinvestment and Stock Purchase Plan at the lowest price specified in such Letters of Transmittal.

     If a shareholder tenders Shares held in The Pep Boys -- Manny, Moe & Jack Dividend Reinvestment and Stock Purchase Plan, all such Shares held in such shareholder's account(s), including fractional Shares, will be tendered, unless otherwise specified above under the box captioned "Dividend Reinvestment and Stock Purchase Plan Shares". In the event that the box captioned "Dividend Reinvestment and Stock Purchase Plan Shares" is not completed, no Shares held in the tendering shareholder's account will be tendered.

     If a participant in The Pep Boys -- Manny, Moe & Jack Dividend Reinvestment and Stock Purchase Plan tenders all Shares owned by such participant, and all such Shares are purchased by the Company, such participant's participation in The Pep Boys -- Manny, Moe & Jack Dividend Reinvestment and Stock Purchase Plan shall terminate and any accrued and unpaid dividends to which such participant is entitled shall be paid in cash.

IMPORTANT: This Letter of Transmittal (or a facsimile thereof) together with Share certificates or an Agent's Message together with confirmation of book-entry transfer and all other required documents must be received by the Depositary, or the Notice of Guaranteed Delivery must be received by the Depositary, prior to the Expiration Date. Shareholders are encouraged to return a completed substitute Form W-9 with their Letter of Transmittal.

                  TO BE COMPLETED BY ALL TENDERING REGISTERED
                             HOLDERS OF SECURITIES

            Payer's Name: AMERICAN STOCK TRANSFER AND TRUST COMPANY

----------------------------------------------------------------------------------------------------------------------

SUBSTITUTE FORM W-9       Part 1: PLEASE PROVIDE YOUR TIN                       _____________________________________
                          IN THE APPROPRIATE BOX AT RIGHT                       Social Security Number
                          AND CERTIFY BY SIGNING AND DAT-
                          ING BELOW.                                            or Employer
DEPARTMENT OF THE         _______________________________________               Identification Number
TREASURY INTERNAL         NAME (if a joint account or you changed               ______________________________________
REVENUE SERVICE           your name, see Guidelines)                            Part-2--For Payees exempt from
                          _______________________________________               backup withholding, see the Important
                          CHECK APPROPRIATE BOX:                                Tax Information above and Guidelines
                          / / Individual/Sole Proprietor                        for Certification of Taxpayer-
                          / / Corporation / / Partnership                       Identification Number on Substitute
                          / / Other                                             Form W-9 enclosed herewith and com-
                                                                                plete as instructed herein.
                          _______________________________________
                          BUSINESS NAME, if different from above
                         (See Guidelines):
Payer's Request for
Taxpayer Identification  ________________________________________
Number ("TIN")           ADDRESS
and Certification
                         ________________________________________
                          CITY          STATE          ZIP CODE

--------------------------------------------------------------------------------
Part 3--CERTIFICATION--Under penalties of perjury, I certify that (i) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me and (ii) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

SIGNATURE__________________________ DATE____________
CERTIFICATION INSTRUCTIONS--You must cross out Item (ii) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. If you are exempt from backup withholding, check the box in Part 5 below.
--------------------------------------------------------------------------------
Part 4--AWAITING TIN / / Part 5--EXEMPT TIN  / /
--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
      FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 4 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
  I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payer within 60 days, the payer is required to withhold 31% of all reportable payments made to me thereafter until I provide a number.

  ___________________________________________________________________________
  Signature                                                        Date
--------------------------------------------------------------------------------

                     The Information Agent for the Offer is:


                            [MACKENZIE PARTNERS LOGO]

                               156 Fifth Avenue
                           New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                      or
                        Call Toll Free: (800) 322-2885


                     The Dealer Manager for the Offer is:
                    Credit Suisse First Boston Corporation
                             Eleven Madison Avenue
                         New York, New York 10010-3629
                         Call Toll Free: (800) 881-8320